                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                          WESTERN RESERVE BANCORP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                                  P.O. BOX 585
                             MEDINA, OHIO 44258-0585
                              PHONE: (330) 764-3131



FELLOW SHAREHOLDERS:

     We cordially invite you to attend the Annual Meeting of Shareholders of Western Reserve Bancorp, Inc. to be held at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 24, 2002, at 9:00 a.m.

     The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. We have also enclosed the Company's 2001 Annual Report to Shareholders.

     In addition to the specific matters to be acted upon, there will be a report on the operations of the Company and its wholly owned subsidiary, Western Reserve Bank. Directors and officers of the Company and Bank will be present to respond to questions that shareholders may have.

     It is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.


Sincerely,




/s/  P.M. JONES                                   /s/  EDWARD J. MCKEON
P.M. Jones                                        Edward J. McKeon
Chairman of the Board                             President and
                                                  Chief Executive Officer


Medina, Ohio
March 22, 2002

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          WESTERN RESERVE BANCORP, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2002


     The Annual Meeting of Shareholders (the "Annual Meeting") of Western Reserve Bancorp, Inc. (the "Company") will be held at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 24, 2002, at 9:00 a.m., for the following purposes:

     1. To elect four (4) Class II directors to a three-year term, expiring at the Annual Meeting in 2005, or until their successors are elected and qualified; and

     2. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 15, 2002 are entitled to notice of and to vote at the Annual Meeting.

     IMPORTANT: WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.


                                         By Order of the Board of Directors


                                         /s/  CYNTHIA A. MAHL
                                         Cynthia A. Mahl
                                         Secretary






Medina, Ohio
March 22, 2002

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                               MEDINA, OHIO 44256

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders' Meeting (the Annual Meeting) of Western Reserve Bancorp, Inc. to be held on April 24, 2002 and any adjournments thereof. Western Reserve Bancorp, Inc. (the Company) is a one-bank holding company owning all of the stock of Western Reserve Bank (the Bank).

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. Whether or not you are able to attend in person, it is important that your stock be represented at the Annual Meeting. To make sure your shares are represented at the Annual Meeting, please vote on each matter specified on the enclosed proxy card and return it dated and signed in the enclosed prepaid envelope.

     The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company, or its subsidiary, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 25, 2002.

     Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) filing written notice thereof with the Secretary of the Company at the address above; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy.

     The enclosed proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY WILL BE VOTED "FOR" PROPOSAL 1 AS SET FORTH HEREIN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS NAMED IN THE PROXY ON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                VOTING PROCEDURES

     A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

     The four nominees for director who receive the largest number of votes cast "FOR" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

                          OUTSTANDING VOTING SECURITIES

     Shareholders of record at the close of business on March 15, 2002 are entitled to vote at the Annual Meeting. On that day there were issued and outstanding 388,052 shares of common stock. Each share of common stock is entitled to one vote on all matters. Shareholders do not have the right to cumulate their votes in the election of directors. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.


                              BENEFICIAL OWNERSHIP

     Persons and groups owning in excess of 5 percent of the Company's stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Company's stock.

     As of March 15, 2002, one shareholder was known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock, no par value per share.

     The number of shares owned by directors and executive officers as a group is also set forth below.



 Name and Address of                   Amount and Nature of          Percent of
 Beneficial Owner                      Beneficial Ownership             Class
--------------------------------------------------------------------------------
   James P. McCready-Medina Trust      20,040 shares                    5.16%
   R. H. Bauer, Trustee
   670 W. Market Street
   Akron, OH  44308

   All directors and executive
   officers as a group
   (13 persons)                        124,325 shares (1)               27.58%

----------------
(1) Includes 62,686 shares that represent options exercisable within sixty days.

                              ELECTION OF DIRECTORS

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Pursuant to the terms of the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by a majority of the directors or by a majority of the shareholders. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Shareholders. At the forthcoming Annual Meeting, the shareholders will be asked to elect four directors to serve in Class II, each of whom will serve until the annual meeting in 2005 or until a successor has been elected and qualified. Unless otherwise specified in any proxy, the proxies solicited and voted hereunder will be voted in favor for the election of the four nominees listed below. Each nominee is presently serving as a director of the Company. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to serve. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of the Company.

     The names of the nominees for director of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
     NOMINEE.


                                                                   Western           Shares                Percentage of
                                                                   Reserve           of Stock              Common
Name and Principal                                                 Bancorp, Inc.     Beneficially          Stock
Occupation for the                                                 Director          Owned as of           (no par value)
Past Five Years (1)                                       Age      Since             March 15, 2002 (2)    Outstanding
--------------------------------------------------------------------------------------------------------------------------
CLASS II
NOMINEES FOR DIRECTOR WHOSE TERMS WILL END IN 2005

C. Richard Lynham                                         60       1997                 4,750(4)               1.22%
Owner, President & CEO
Harbor Castings, Inc.
(investment castings foundry)

Edward J. McKeon                                          56       1997                 2,837                  8.31%
President and                                                                          32,062(7)
Chief Executive Officer
Western Reserve Bancorp, Inc.
and Western Reserve Bank

                                                                      Western           Shares               Percentage of
                                                                      Reserve           of Stock             Common
Name and Principal                                                    Bancorp, Inc.     Beneficially         Stock
Occupation for the                                                    Director          Owned as of          (no par value)
Past Five Years (1)                                        Age        Since             March 15, 2002(2)    Outstanding
------------------------------------------------------------------------------------------------------------------------------
CLASS II (CONTINUED)
NOMINEES FOR DIRECTOR WHOSE TERMS WILL END IN 2005

R. Hal Nichols                                             59           1997              7,250(4)              1.86%
Chairman and Manager
Austin Associates, LLC
(financial institution
consulting firm)

Rory H. O'Neil                                             58           1997             10,105(4)              4.32%
President                                                                                 6,350(6)
Quetzal Corp.                                                                               400(5)
(residential land development)

CLASS III
CONTINUING DIRECTORS WHOSE TERMS END IN 2003

Michael R. Rose                                            53           1997              8,600(4)              2.20%
President
Washington Properties, Inc.
(real estate development)

Glenn M. Smith                                             60           1997              8,765(4)              2.25%
Retired President
Smith Bros. Inc.
(landscape materials supplier)

Thomas A. Tubbs                                            60           1997             12,250(4)              3.14%
Chief Executive Officer
The Tubbs Group
(insurance and financial services)

                                                              Western           Shares                    Percentage of
                                                              Reserve           of Stock                  Common
Name and Principal                                            Bancorp, Inc.     Beneficially              Stock
Occupation for the                                            Director          Owned as of               (no par value)
Past Five Years (1)                                Age        Since             March 15, 2002 (2)        Outstanding
---------------------------------------------------------------------------------------------------------------------------

CLASS I
CONTINUING DIRECTORS WHOSE TERMS END IN 2004

Roland H. Bauer                                    48            2000                 1,567(4)                 5.56%
President and Director                                                               20,040(3)
The Cypress Companies, Inc.
(diversified manufacturer)

Bijay K. Jayaswal, M.D.                            63            1997                 5,425(4)                 1.39%
(physician)

P.M. Jones                                         72            1997                 6,540(4)                 1.84%
Vice President                                                                          635(6)
Transport Corporation, Inc.
(equipment and automotive leasing)

Ray E. Laribee                                     59            1997                 5,250(4)                 1.35%
Attorney & Partner
Laribee, Hertrick & Kray


(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years. Mr. McKeon joined Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank, as President in October 1997. Mr. McKeon previously was the President and Chief Executive Officer of Enterprise Bank, Solon, Ohio.

(2) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(3) Represents shares owned by the James P. McCready--Medina Trust of which Mr. Bauer is the sole trustee. Mr. Bauer disclaims beneficial ownership of such shares.

(4) Except as noted, includes 2,250 options exercisable within sixty days. Mr. Jones and Mr. Bauer have 2,000 and 250 options, respectively, exercisable within 60 days.

(5)  Held by spouse as trustee.

(6)  Owned by spouse.

(7)  Options exercisable within sixty days.

                                 DIRECTORS' FEES

     Except as noted below, during 2001 Western Reserve Bancorp, Inc. paid no salaries or fees to its non-officer directors. All of the directors and executive officers of the Company are also directors and officers of the Bank.

     In March of 2001, each of the outside Directors of the Company (excluding Mr. Jones and Mr. McKeon) received options to purchase 1,000 shares of the Company's no par value common stock at the then-current market price of $25.00 per share. The options were granted pursuant to the Company's 1998 Stock Option Plan, as amended. The options are exercisable for a period of 10 years from the date of grant and vest 25% after one year from the date of grant, 50% after two years from the date of grant, and 100% after three years from the date of grant. The Ohio Division of Financial Institutions and the Federal Deposit Insurance Corporation approved the granting of the Options.

     In addition to serving as a director of the Company and the Bank, P.M. Jones, Chairman of the Board of Directors, was retained by the Bank to assist in business development efforts for the Bank. Mr. Jones is paid an annual salary of $18,000 for providing such services to the Bank. In September 2000 the Ohio Division of Financial Institutions approved this employment relationship between Mr. Jones and the Bank.


           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The Company's Board of Directors met twelve times during fiscal year 2001. The Board of Directors of the Company has standing Audit, Compensation, Executive and Loan Review Committees. It has not established a standing nominating committee. The Board of Directors of the Company nominates directors for election by shareholders.

     During 2001, each member of the Board of Directors attended at least 75% of the meetings of the Board and the above committees of which he was a member.

     The Company is the parent holding company of Western Reserve Bank (the "Bank"), an Ohio bank having the same principal office address as the Company. The Company's only subsidiary and only significant asset is the Bank. The Board of Directors of the Bank met twelve times for regularly scheduled meetings during 2001.

     The Company's Compensation Committee met four times during the last fiscal year. This committee reviews executive compensation arrangements and benefits. The Compensation Committee is comprised entirely of outside directors except for Mr. Jones. Committee members were R. Hal Nichols (chairman), Roland Bauer, P.M. Jones, Ray Laribee, Rory O'Neil and Thomas Tubbs.

     The Executive Committee was formed to address issues that require attention prior to the next scheduled Board meeting. The Executive Committee did not meet during 2001. Members of the Executive Committee were Rory O'Neil (chairman), Bijay Jayaswal, P.M. Jones, Edward McKeon and Michael Rose.

     The Loan Review Committee was formed to oversee the lending activities of the Bank, to engage an outside loan review consulting firm and to review the results of the consultant's work. The Loan Review Committee met twice during 2001. Members of the Loan Review Committee were R. Hal Nichols (chairman), Roland Bauer and C. Richard Lynham.

     The Audit Committee met five times in 2001. The Audit Committee recommends the appointment of independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management and reviews and approves the annual financial statements. Members of the Audit Committee are C. Richard Lynham (chairman), Glenn Smith and Thomas Tubbs. The Company's Board adopted a written charter for the Audit Committee on December 14, 2000.

     Audit Committee Independence. In the opinion of the Company's Board, Directors Lynham, Smith and Tubbs do not have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of the Company or the Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of the Company or the Bank. In determining the independence of the members of the Audit Committee, the Board of Directors has reviewed and complied with the Company's audit charter adopted in 2000. The audit charter provides that the Company shall determine "independence" in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

     Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this proxy statement:

               The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2001 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe, Chizek and Company LLP, independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from Crowe, Chizek and Company LLP required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with Crowe, Chizek and Company LLP the accountants' independence. Based on this, the Audit Committee recommended to the Board that the audited financial statements be included in Western Reserve Bancorp, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.


                             Submitted by the Audit Committee,
                             C. Richard Lynham, Glenn Smith and Thomas Tubbs

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such act.

Notification of Appointment of Independent Auditor

     Independent Auditors for the Year Ending December 31, 2001. The Company's independent auditor for the fiscal year ended December 31, 2001 was Crowe Chizek and Company LLP. Selection of auditors for 2002 is intended to be made at a future meeting of the Board of Directors of the Company. A representative of Crowe Chizek is expected to be present at the annual meeting of shareholders, with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the meeting.

     Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Crowe Chizek for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for Crowe Chizek's review of the financial statements included in the Company's Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 were $23,500.

     Financial Information Systems Design and Implementation Fees. In 2001 Crowe Chizek performed no services and therefore billed no fees relating to operating or supervising the operation of information systems or local area network or for designing or implementing financial information management systems.

     All Other Fees. The aggregate fees billed for other services rendered to the Company by Crowe Chizek in 2001 were $7,665. These fees were primarily for tax related services and consulting regarding accounting matters.

     Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by Crowe Chizek are compatible with maintaining the auditor's independence. None of the time devoted by Crowe Chizek on its engagement to audit the Company's financial statements for the year ended December 31, 2001 is attributable to work performed by persons other than full-time, permanent employees of Crowe Chizek.


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the chief executive officer and any other executive officer whose compensation, as defined, exceeded $100,000 in 2001, during each of the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                         Long-Term          All Other
                                            Annual Compensation(1)  Compensation Awards   Compensation
   Name and Principal                       ----------------------  -------------------- ----------------
        Position                 Year       Salary ($)   Bonus ($)    ($)    Options (#)        ($)
----------------------------- ----------  ------------- ---------- --------- ----------- ---------------
Edward J. McKeon,                2001       136,500        -0-        -0-       -0-            -0-
President and Chief              2000       130,000        -0-        -0-       -0-            -0-
Executive Officer                1999       125,000        -0-        -0-       -0-         $57,871 (2)


(1) Mr. McKeon received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(2) Represents amounts paid for moving and related expenses under the Company's Relocation Plan.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

     The following table sets forth the total outstanding options of the Company held by named executive officers as of December 31, 2001 and the value of any unexercised options. As noted, no options were exercised in 2001, and no new options were granted to named executive officers in 2001.



                                                         Number of Unexercised
                                                        Options/SARs at Fiscal     Value of Unexercised
                                                             Year-End (#)             In-the-Money
                                                            Exercisable (E)/           Options/SARs at
    Name               Shares Acquired on Exercise (#)     Unexercisable (U)        Fiscal Year-End(1) ($)
--------------------- -------------------------------  ------------------------  -------------------------
Edward J. McKeon                 -0-                          32,062(E)               $112,220(E)
                                                                  0 (U)


(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end. The difference between the fair market value of $25.00 (bid price) and the exercise price of $20.00 is $5.00. There are 9,618 options that are not in-the-money.


                              EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Edward J. McKeon on December 14, 2001 superseding the original contract with Mr. McKeon signed in 1997, as amended. The agreement provides that Mr. McKeon will serve as President of the Company and Western Reserve Bank and has a term that expires December 31, 2005, subject to earlier termination as set forth in the agreement. The agreement sets an annual base salary of $136,500 per year, subject to an increase of such amounts upon the mutual consent of the Company and Mr. McKeon. Under the terms of the agreement, Mr. McKeon also is entitled to participate in bonus plans existing or adopted by the Company or the Bank. In addition, the employment agreement provides for fringe benefits to Mr. McKeon including health, life and disability insurance, a company automobile, vacation, and the reimbursement of appropriate business expenses. In addition, the employment agreement provides that in the event of termination of Mr. McKeon by the Company without "cause" (defined in the agreement as "his willful and repeated failure to perform his duties under the agreement unless cured within 30 days' notice"), the Company will be responsible for payment of the salary and benefits of Mr. McKeon through the termination date of the agreement (December 31, 2005). The agreement provides that the Company may terminate Mr. McKeon for "cause" with no obligation to him after the date of termination. The agreement also contains a provision intended to protect Mr. McKeon in the event that there is a "change of control" in the Company. "Change of control" is defined in the agreement and includes a group obtaining 25% or more of the voting stock of the Company, the merger or sale of assets of the Company if the shareholders of the Company own less than 50% of the stock of the resultant Company or the Board of Directors of the Company does not constitute a majority of the resulting board of directors, or the persons constituting the Board of Directors of the Company ceases to be a majority of the Board over a 24 month period other than through nomination of persons by the Company in the normal course. In the event of a "change of control," in which Mr. McKeon is discharged or his position with the Company is significantly altered, the Company is obligated to pay Mr. McKeon 2.99 times his annual salary and bonus. The Board believes that this type of provision is appropriate to maintain Mr. McKeon in the employ of the Company and the Bank and to have him evaluate any proposed transaction in an objective manner for the benefit of the shareholders without concern for his personal situation. The employment agreement contains a covenant not to compete prohibiting Mr. McKeon from competing with the Company throughout the term of the employment agreement and for a period of two years after the termination of the agreement.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with the Company's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. The Company expects that similar transactions will occur in the future.

     Michael R. Rose, one of the Directors of the Company and the Bank, is in the business of real estate development and developed and built the building in which the Company and the Bank maintain their principal business office. Mr. Rose, doing business as Washington Properties, and the Company entered into a lease providing for the construction of a 2-story brick office building, 7,884 square feet of which have been leased for the main office of the Bank. The initial term of the lease is 10 years with two five-year renewal options. The initial rent under the lease was $104,463 per year, subject to adjustment as set forth in such lease. During 2001, total rent expense under the lease was $112,004. The Board of Directors approved the lease transaction with Mr. Rose abstaining from consideration of the matter. The Board believes that the rent to be paid to Mr. Rose and the other terms and conditions of the lease transaction are comparable to those which would be available from an unrelated party. As a requirement of the application for the chartering of the Bank filed with the Ohio Division of Financial Institutions, the Company obtained independent appraisals confirming the fair market value of such lease rates.


                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2003, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585, prior to the close of business on November 22, 2002. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 8, 2003.

     The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Company's Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and/or Annual Report is/are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will delivery promptly, upon written or oral request, a separate copy of the Proxy Statement and/or Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to the Company at 4015 Medina Road, Medina, Ohio 44256, Attention: Ms. Cynthia
A. Mahl, Chief Financial Officer and Secretary or call (330) 764-3131. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.


                                  OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.



By Order of the Board of Directors of
Western Reserve Bancorp, Inc.


/s/  P.M. JONES                               /s/  EDWARD J. MCKEON
P.M. Jones                                    Edward J. McKeon
Chairman of the Board                         President and Chief Executive
                                              Officer

Medina, Ohio
March 22, 2002

                          WESTERN RESERVE BANCORP, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2002

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
WESTERN RESERVE                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
BANCORP, INC.
4015 MEDINA ROAD      PROXY    The undersigned hereby appoints Roland H. Bauer and Cynthia A. Mahl as Proxies, each
P.O. BOX 585                   with the power to appoint his or her substitute, and hereby authorizes them to represent and
MEDINA, OHIO 44258-0585        to vote as designated below, all the shares of stock of WESTERN RESERVE BANCORP, INC.
                               held of record by the undersigned on March 15, 2002, at the Annual Meeting of
                               Shareholders to be held on April 24, 2002, or any adjournment thereof.


1.      ELECTION OF FOUR (4) CLASS II DIRECTORS:   C. RICHARD LYNHAM, EDWARD J. MCKEON,
                                                   R. HAL NICHOLS AND RORY H. O'NEIL


               [ ] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below).

               [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ABOVE.

               (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
               ---------------------------------------------------------------------------

2.      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
        PROPERLY COME BEFORE THE MEETING.

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
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED                     PLEASE MARK, SIGN, DATE AND RETURN
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED                    THIS PROXY CARD PROMPTLY USING
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY                   THE ENCLOSED ENVELOPE.
WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears.  When shares are held          Signature
                                                                              -----------------------
by joint tenants, both should sign.  When signing as executor,
administrator, trustee or guardian, please give full title.         Signature
                                                                              -----------------------
If a corporation, please sign full corporate name by
President or other authorized officer.  If a partnership,           Date
                                                                              -----------------------
please sign in partnership name by authorized person.
                                                                    [ ]  I (we) PLAN TO     [ ]  I (we) DO NOT PLAN TO
                                                                    attend the Annual Meeting of Shareholders
                                                                    on April 24, 2002.

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